ASSET RETIREMENT OBLIGATION	12 Months Ended
Dec. 31, 2023
ASSET RETIREMENT OBLIGATION
ASSET RETIREMENT OBLIGATION

16.ASSET RETIREMENT OBLIGATION

	December 31, 2023	December 31, 2022
	$	$
Opening balance	952	1,009
New obligations	-	46
Change in estimate	18	(120)
Accretion expense	17	17
Ending balance	987	952

The Company has determined the fair value of its rehabilitation obligation by using a discount rate of 4.93% (5.26% in 2022), assuming reclamation work would be completed in 28 years. The liabilities accrete to their future value until the obligations are due. The estimated rehabilitation obligation will increase as the construction of the Matawinie Mine progresses.